     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 10, 1999
                                                       REGISTRATION NO. 33-95590
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                     LEVEL ONE COMMUNICATIONS, INCORPORATED
             (Exact name of registrant as specified in its charter)

        DELAWARE                                        33-0128224
(State of Incorporation)                   (I.R.S. Employer Identification No.)

                                9750 GOETHE ROAD
                          SACRAMENTO, CALIFORNIA 95827
                                 (916) 855-5000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)


                             ROBERT S. PEPPER, PH.D.
                                9750 GOETHE ROAD
                          SACRAMENTO, CALIFORNIA 95827
                                 (916) 855-5000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   COPIES TO:

                                                                                  KENNETH R. LAMB
                                                                                 PETER T. HEILMANN
         JOHN KEHOE                       GILLES S. ATTIA, ESQ.             GIBSON, DUNN & CRUTCHER LLP
      9750 GOETHE ROAD              GRAY CARY WARE & FREIDENRICH LLP           ONE MONTGOMERY STREET
SACRAMENTO, CALIFORNIA 95827          400 CAPITOL MALL, SUITE 2100           TELESIS TOWER, 31ST FLOOR
       (916) 855-5000                 SACRAMENTO, CALIFORNIA 95814            SAN FRANCISCO, CA 94104
                                             (916) 930-3200                       (415) 393-8200

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]
        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[ ]
        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement from the same offering.[ ]
        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]
        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]

                          DEREGISTRATION OF SECURITIES

        The purpose of this Post-Effective Amendment No. 1 (this "Amendment") to the Registration Statement on Form S-3 (Registration No. 33-95590) (the "Registration Statement") of Level One Communications, Incorporated, a Delaware corporation, is to deregister all securities registered pursuant to the Registration Statement but unissued as of the date this Amendment is filed.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sacramento, and State of California, on this 10th day of August, 1999.

                             LEVEL ONE COMMUNICATIONS, INCORPORATED


                             By: /s/ Robert S. Pepper
                             --------------------------------------------
                             Robert S. Pepper, Ph.D. President, Chief
                             Executive Officer and Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signatures                                  Title                            Date
-------------------------------------        ---------------------------         ------------------

 /s/ Robert S. Pepper                        President, Chief Executive           August 10, 1999
-------------------------------------        Officer and Chairman of the
(Robert S. Pepper)                           Board of Directors
                                             (Principal Executive Officer)

/s/ John Kehoe                               Senior Vice President, Chief         August 10, 1999
-------------------------------------        Financial Officer and
(John Kehoe)                                 Secretary

                                             Director
-------------------------------------
(Thomas J. Connors)

 Martin Jurick*                              Director                             August 10, 1999
-------------------------------------
(Martin Jurick)

 Paul Gray, Ph.D.*                           Director                             August 10, 1999
-------------------------------------
(Paul Gray)

 Henry Kressel, Ph.D.*                       Director                             August 10, 1999
-------------------------------------
(Henry Kressel)

 Joseph P. Landy*                            Director                             August 10, 1999
-------------------------------------
(Joseph P. Landy)

                                             Director
-------------------------------------
(Kenneth A. Pickar, Ph.D.)

*By:  /s/ Robert S. Pepper
      -------------------------------
      Attorney-in-Fact